                                                              EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 11-K, into the Company's previously filed Registration Statement File No. 33-85588.


                                                    /s/ Arthur Andersen LLP

Cincinnati, Ohio
June 30, 1997